Exhibit 99.1

Contango ORE, Inc. Announces Private Placement of Common Stock and Year-End Update

HOUSTON--(BUSINESS WIRE)--December 23, 2022--Contango ORE, Inc. (“CORE” or the “Company”) (NYSE American: CTGO) announced today the issuance and sale of an aggregate of 283,500 shares for $20.00 per share (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and warrants (the “Warrants”) entitling each purchaser to purchase shares of Common Stock for $25.00 per share (the “Warrant Shares” and together with the Common Stock and the Warrants, the “Securities”), in a private placement (the “Private Placement”) pursuant to Subscription Agreements, (the “Subscription Agreements”) dated as of December 23, 2022 between the Company and certain accredited investors (the “Purchasers”). The Subscription Agreements include customary representations, warranties, and covenants by the Purchasers and the Company.

Net proceeds totaled approximately $5.6 million. The Company will use the net proceeds from the Private Placement to fund its exploration and development program and for general corporate purposes. The Securities sold were not registered under the Securities Act of 1933, as amended, but the Common Stock issued in the offering and the shares of Common Stock issued upon exercise of the Warrants are subject to a Registration Rights Agreement allowing the shares to be registered by the holders at a future date. Petrie Partners Securities, LLC acted as sole placement agent on a portion of the transaction.

Rick Van Nieuwenhuyse, the Company’s President and Chief Executive Officer, said, “This equity capital raise will allow us to continue to advance our 30% interest in the Peak Gold, LLC joint venture (PGJV) while we arrange debt financing to fund the remaining balance of funds necessary to place the Manh Choh project into production. Kinross, the manager, operator and 70% owner of the PGJV has communicated at our last joint venture meeting that the project remains on schedule and on budget. The Camp facilities located in Tok, Alaska are nearing completion and construction work will continue through the winter months on the development of the Manh Choh project site to ensure that the project remains on schedule for first gold production in the second half of 2024. I am also happy to report that the project is approaching 50% contracted/committed and is trending on budget – meaning that work is being completed and major contracts are under negotiation for the contract mining and completed as to the contract ore hauling segments of the project which collectively make up over 50% of project development and operating costs. Since Contango discovered this high-quality ore deposit in 2011, we have worked closely with the Tetlin Tribal Council and now most recently with Kinross to place the project into production. We are excited to see this project come to fruition. Despite the difficult market conditions and current inflationary environment, we are getting it done. Based on a feasibility study completed by Kinross1, the Manh Choh project is expected to produce approximately 225,000 ounces of GEO/year (67,500 for CTGO’s 30% interest). The Company expects to complete a SK 1300 compliant technical report once a final Toll Milling Agreement between the Company and Kinross Fort Knox is signed.

Meanwhile, after completing 29 exploration drill holes, we have ceased exploration drilling activities on our Lucky Shot project in preparation for the winter months. All 29 holes intersected the Lucky Shot vein structure. We engaged a third-party structural geologist from Oriented Targeted Solutions Inc. to complete a structural analysis of the vein structure based on underground mapping and drill core logging. We expect to receive all assays for this year’s exploration effort by the end of January and then complete a SK1300 Resource Estimate Technical report by the end of calendar Q1 2023. We look forward to continuing to update our shareholders and investors on our progress at both our Manh Choh and Lucky Shot projects. Management believes that 2023 will be pivotal year for the company with mining activities commencing at Manh Choh and an initial resource estimate at Lucky Shot.”

[1] Based on Kinross Gold Corporation “Q2 Corporate Update” presentation dated July 27, 2022; Initial capex reflects the feasibility study completed by Kinross in 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price. The $182 million capital expenditure estimate reflects remaining funds to be expended between 2022 and 2024. There will be additional capital required at Fort Knox to accommodate the processing of Manh Choh ore, which will be reflected in a Toll Milling charge to PGJV. “All-in sustaining cost (AISC) per equivalent ounce sold” is a non-GAAP ratio. See Appendix for disclaimers regarding reconciliation. “GEO” refers to Gold Equivalent Ounces.

ABOUT CORE

CORE is a company that engages in the exploration in Alaska for gold and associated minerals through a 30% interest in PGJV, which leases approximately 675,000 acres for exploration and development, and through Contango Minerals Alaska, LLC, its wholly owned subsidiary, which leases approximately 137,000 acres for exploration. The Company also owns the rights to the Lucky Shot, Coleman and War Baby mines, and approximately 16,600 acres of surrounding mining claims located in Willow Mining District about 75 miles north of Anchorage, Alaska. Additional information can be found on our web page at www.contangoore.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements regarding CORE that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on CORE’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved). Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those, reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by CORE or PGJV; ability to realize the anticipated benefits of the recent transactions with an affiliate of Kinross; disruption from the transactions and transition of PGJV’s management to an affiliate of Kinross, including as it relates to maintenance of business and operational relationships; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; CORE’s inability to retain or maintain its relative ownership interest in PGJV; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by the COVID-19 outbreak; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of the recent presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect CORE’s exploration program or financial results are included in CORE’s other reports on file with the U.S. Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. CORE does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.

Contacts

Contango ORE, Inc.
Rick Van Nieuwenhuyse
(713) 877-1311
www.contangoore.com